SUMMARY PROSPECTUS February 28, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at https://www.bbhfunds.com/us/en/resources.html#Documents. You can also get this information at no cost by calling 1-800-575-1265 or by sending an email request to bbhfunds@bbh.com. The Fund’s prospectus and SAI, each dated February 28, 2025, as amended and/or supplemented from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

BBH Select Series – Mid Cap Fund Summary

Class I Shares (Ticker BBMIX)

Retail Class Shares (Ticker BBMRX)*

*  As of the date of this Summary Prospectus, Retail Class Shares are not operational.

Investment Objective

The investment objective of BBH Select Series – Mid Cap Fund (the “Fund”) is to provide investors with long-term growth of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell the Fund’s Class I Shares and Retail Class Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below. As of the date of this Prospectus, Retail Class Shares are not operational.

Shareholder Fees

(Fees paid directly from your investment)

	Class I	Retail Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the subscription amount)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of the amount being reinvested)	None	None
Redemption Fee on shares held less than 30 days after purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Exchange Fee	None	None
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Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class I	Retail Class
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%
Other Expenses*	0.09%	1.71%
Total Annual Fund Operating Expenses	0.84%	2.71%
Less Fee Waiver/Expense Reimbursement**	0.00%	(1.56)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.84%	1.15%

*    Other Expenses for Retail Class Shares are based on estimated amounts for the current fiscal year.

**  Brown Brothers Harriman & Co., through a separately identifiable department, has contractually agreed to limit Total Annual Fund Operating Expenses of Class I Shares and Retail Class Shares to 0.90% through March 1, 2026 (excluding interest, taxes, brokerage commissions, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”)) (the “Expense Limitation Agreement”). Because Rule 12b-1 fees are excluded from the expense limit, total operating expenses after waiver/reimbursement for Retail Class Shares of the Fund are expected to be 1.15% of the average daily net assets, as shown above. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class I Shares and Retail Class Shares to the cost of investing in other mutual funds. This example gives effect to the Retail Class Shares’ Expense Limitation Agreement for 1 year and the first year of the 3-year calculations. The example assumes that you invest $10,000 in the Fund’s Class I Shares and Retail Class Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I Shares and Retail Class Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$86	$268	$466	$1,038
Retail Class Shares	$117	$693	—	—

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly traded mid capitalization (mid cap) equity securities. Domestic securities include companies that are incorporated or headquartered in the U.S. Such securities may be issued by domestic or foreign issuers. The Fund may invest in the securities of foreign issuers both directly and in the form of depository receipts, including both sponsored and unsponsored American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”), each of which represent an interest in foreign securities. Securities of foreign issuers, or foreign securities, include companies that are neither incorporated nor headquartered in the U.S. The Fund primarily seeks to buy common stock and may also invest in preferred stock. The Fund may also invest in large cap and small cap publicly

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traded equity securities. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). Subject to applicable statutory and regulatory limitations, the Fund may invest in shares of other investment companies, consisting of mutual funds and exchange-traded funds (“ETFs”). The Fund may also purchase other securities with equity characteristics, including securities convertible into common stock. Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (“Investment Adviser”), considers mid cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the Russell Midcap Index. As of January 31, 2025, the market capitalization range of companies included in the Russell Midcap Index was $921 million to $164 billion.

The Fund’s strategy is based on fundamental business analysis and a long-term orientation. The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. As part of the Fund’s investment process, the Investment Adviser may consider environmental, social and governance (“ESG”) factors for equity investments in the portfolio. ESG factors may include, the environmental and social risks of the issuer as well as the issuer’s instituted governance programs. The Fund follows a “buy and own” approach that does not make use of short-term trades in pursuit of small gains. The Investment Adviser believes that its long-term orientation can benefit the Fund’s net performance results. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than would a diversified fund.

Principal Risks of the Fund

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Mid Cap Company Risk:

Mid cap companies, when compared to larger companies, may experience lower trade volume and could be subject to greater and less predictable price changes. Mid cap companies may also have limited management experience or depth, limited ability to generate or borrow capital needed for growth, limited products or services, or operate in less established markets. Therefore, mid cap securities may be subject to changing economic, market, and industry conditions and experience more volatility and less liquidity over short periods.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation. Natural disasters, the spread of infectious illness and other public health emergencies, recession, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse effects on world economies and markets generally.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

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Non-Diversification Risk:

Because a non-diversified fund under the federal securities laws may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares. However, the Fund intends to satisfy the asset diversification requirements for qualification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Large Shareholder Risk:

Asset allocation decisions, particularly large redemptions, made by an investor or an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders, may adversely impact remaining Fund shareholders.

Management Risk:

The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Large Cap Company Risk:

Because the Fund may invest in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Small Cap Company Risk:

Small cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies and may depend on a more limited management group than larger capitalized companies.

Non-U.S. Investment Risk:

Investing in securities of companies based outside of the United States including sponsored and unsponsored ADRs and GDRs, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make non-U.S. investments more volatile and potentially less liquid than U.S. investments. Additionally, investments in non-U.S. securities may be denominated in currencies, other than the U.S. dollar, which are subject to changes in currency exchange rates. These fluctuations could offset investment gains or add to investment losses. Unsponsored ADRs do not trade on an exchange and therefore may be difficult to sell and investors do not have the benefits and voting rights that are extended to other shareholders.

Investment in Other Investment Companies Risk:

Investments in other investment companies are subject to market and selection risk, as well as the specific risks associated with the investment companies’ portfolio securities. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. The shares of an investment company that trade on an exchange (for example, an ETF) may trade below their net asset value or at a discount, which may adversely affect the Fund’s performance.

IPO Risk:

IPOs are new issues of equity securities. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.

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Preferred Securities Risk:

The Fund may invest in preferred securities, which are equity interests in a company that entitle the holder to receive common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company, in preference to the holders of other securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. If a company experiences actual or perceived changes in its financial condition or prospects, the value of preferred securities may be more greatly affected than the value of bonds and other debt.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

Fund Performance

The following bar chart and table give an indication of the risks involved with an investment in the Fund. The bar chart shows changes in the performance of the Fund’s Class I Shares from year to year. The table shows how the average annual returns of the Fund’s Class I Shares for the periods indicated compared to a broad-based securities market index, as well as to a benchmark which reflects the mid cap market. One cannot invest directly in an index.

When you consider this information, please remember that the Fund’s performance (before and after taxes) in past years is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.bbhfunds.com or can be obtained by phone at 1-800-575-1265.

Total Return for Class I Shares (% Per Calendar Year)

Highest Performing Quarter:	13.28% in 4th quarter of 2023
Lowest Performing Quarter:	(18.11)% in 2nd quarter of 2022
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Average Annual Total Returns
(through December 31, 2024)

The Fund’s performance figures assume that all distributions were reinvested in the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

	1 Year	Since Inception (May 24, 2021)
Class I Shares
Return Before Taxes	11.41%	5.16%
Return After Taxes on Distributions	11.33%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.82%	3.99%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	11.50%
Russell Mid Cap Total Return Index (reflects no deduction for fees, expenses or taxes)	15.34%	5.37%

Investment Adviser

BBH&Co., through a separately identifiable department, serves as the Fund’s the investment adviser. The following individual is responsible for the day-to-day management of the Fund:

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Timothy Harris	Managing Director	2021

Purchase and Sale of Fund Shares

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc.

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(“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary on behalf of such shareholder (“Financial Intermediary”) with which the Fund or BBH&Co. has contracted, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums

Minimum initial and subsequent purchase amounts may vary.

	Class I	Retail Class
Initial Purchases	$10,000	$5,000
Subsequent Purchases	$1,000	$250

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

Payments to Financial Intermediaries

If you purchase shares of the Fund through a Financial Intermediary, BBH&Co. may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

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